Exhibit 99.2
    TRADEMARK ACQUISITION AGREEMENT

This Trademark Acquisition Agreement (the “Acquisition Agreement”) is made and entered into as of June 30, 2022, by and between SR Holdings, LLC, a limited liability company organized and existing under the laws of Delaware (“SR”), Keds, LLC, a limited liability company organized and existing under the laws of the Commonwealth of Massachusetts (“Keds, LLC”) (SR and Keds, LLC collectively, “Keds”) and Hanesbrands Inc., a corporation organized and existing under the laws of Maryland (“HBI”) and HBI Branded Apparel Enterprises, LLC, a limited liability company organized and existing under the laws of Delaware (“HBIBAE”) effective as of June 30, 2022 (the “Effective Date”) (collectively, the “Parties”).

WHEREAS, Keds and HBI entered into a license agreement as of February 4, 1987, as subsequently amended, in which Keds granted to HBI a license to use the CHAMPION mark on certain athletic footwear in exchange for royalty payments (the “License Agreement”);

WHEREAS, Keds is the owner of all right, title and interest in and to U.S. Trademark Registration No. 3,724,951, Puerto Rican Trademark Registration No. 905 and Canadian Trademark Registration No. TMA197492 for CHAMPION for footwear (collectively referred to as the “Marks”);

WHEREAS, on September 2, 2021, Keds filed a legal action against HBI in the United States District Court for the District of Massachusetts captioned Keds, LLC, et al. v. Hanesbrands Inc., Civil Action No. 21-cv-114433-FDS, alleging, among other things, breach of the License Agreement by HBI (the “Action”);

WHEREAS, Keds and HBI are parties to a Settlement Agreement dated as of June 30, 2022 (the “Settlement Agreement”) to settle the Action; and

WHEREAS, in connection with the settlement of the Action, Keds has agreed to sell to HBIBAE and HBIBAE has agreed to purchase from Keds the Marks;

NOW, THEREFORE, in consideration of the various covenants, representations, acknowledgements, and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree to the following terms:

1.Subject to the terms and conditions set forth in this Acquisition Agreement, HBIBAE agrees to pay to Keds on or before June 30, 2022, and Keds agrees to accept the sum of $90,000,000 (Ninety Million US Dollars) (“Purchase Price”) in consideration for the assignment of the Marks and the execution by HBI and Keds of the Settlement Agreement and that certain Trademark License Agreement dated June 30, 2022. Promptly following Keds’ receipt of the Purchase Price, Keds shall provide written notice of such receipt to HBI.

2.Effective upon Keds’ receipt of the Purchase Price, Keds hereby assigns, sells, and transfers to HBIBAE all right, title, and interest in and to the Marks, together with the goodwill of the business symbolized by the Marks in the United States, Canada and Puerto Rico (the “Territory”), and the right to sue and recover damages and profits for all past, present, and future third-party infringements of the Marks in the Territory, if any.

3.Keds warrants that it is the sole owner of the registrations for the Marks in the United States, Puerto Rico and Canada, free of any license, security interest or encumbrance other than a security interest under a Credit Agreement between Wolverine World Wide, Inc. and JPMorgan Chase Bank, N.A. (“JPMCB”) as administrative agent for several banks and financial institutions, and other parties thereto, which security interest JPMCB has agreed to cause to be released upon consummation of the sale contemplated herein pursuant to that certain Trademark Security Partial Release Agreement dated as of the date hereof, the form of which has been provided to HBI and HBIBAE, and that Keds has full power and authority to enter into and perform this Acquisition Agreement without conflict with any obligation to any third party. Keds further warrants that to the knowledge of Keds (i) the Marks are not subject to any settlement or coexistence agreements placing constraints upon the use thereof and (ii) there are no existing or threatened claims or proceedings against it by any third party relating to the Marks. Keds represents that it has the right, title, and interest to convey the Marks, and covenants with HBI that it has not made and will not hereafter make any assignment, grant, mortgage, license, or other agreement affecting the right, title, and interest herein conveyed. Keds represents and warrants that other than the registrations for the Marks identified above, it does not own or use, and has no other pending applications to register or active registrations for any CHAMPION or CHAMPION-formative company names, trade names, trademarks, service marks, domains or social media identifiers or properties, or any phonetic equivalent or colorable imitation thereof, for use in connection with footwear (other than U.S. Trademark Application Serial No. 97252940 and Canadian Trademark Application No. 2164357, which shall be withdrawn per the Parties’ settlement agreement dated June 30, 2022) in the United States, Puerto Rico or Canada. Should the Parties become aware of any other CHAMPION or CHAMPION-formative company names, trade names, trademark applications or registration, domain names or social media identifiers owned, registered, or controlled by Keds for use in connection with footwear, Keds will immediately assign the same to HBI, its designee, successor or assign, at Keds’ expense.

4.Keds agrees to defend and indemnify HBIBAE, together with its Affiliates (as hereinafter defined), predecessors, successors and assigns, and their agents, officers, directors, and employees (collectively, the “HBI Indemnified Parties”), against all costs, expenses and losses (including attorney’s fees and costs) incurred as a result of claims against any of the HBI Indemnified Parties arising from: (i) a breach of Keds’ representations, warranties, or assurances hereunder; or (ii) claims asserted by an unrelated third party relating to or arising out of Keds’ use of the Marks prior to the Effective Date. As used herein, (i) the term “Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with the specified Person, for as long as such relationship exists, (ii) the term “Person” means any company, corporation, limited liability company, unincorporated association, partnership, trust or any other juridical person, any government, agency, instrumentality, bureau, authority, ministry or legislative body or any similar governmental or quasi-governmental entity, or any natural person, and in each case their legal representatives, and (iii) the term “Control” means, with respect to a specified Person, that a Person: (a) has the ability to elect a majority of the directors, trustees (or other managers) of such other Person; (b) is a general partner or joint venture of such other Person; (c) directly or indirectly holds (or has power to vote) twenty five percent (25%) or more of the economic interests of such other Person; or (d) directly or indirectly holds (or has power to vote) five percent (5%) or more of the voting equity interests of such other Person.

5.HBI and HBIBAE agree to defend and indemnify Keds, together with its Affiliates (as hereinafter defined), predecessors, successors and assigns, and their agents, officers, directors, and employees (collectively, the “Keds Indemnified Parties”), against all costs, expenses and losses (including attorney’s fees and costs) incurred as a result of claims against any of the Keds Indemnified Parties asserted by an unrelated third party and arising from HBIBAE’s use of the Marks after the Effective Date.

6.Keds and HBIBAE each agree to execute such further documents and perform such further acts as may be necessary for the purposes of confirming and giving effect to the terms of this Acquisition Agreement, including without limitation the short forms of Trademark Assignments for the United States, Canada and Puerto Rico annexed as Schedule A hereto.

7.This Acquisition Agreement may not be amended except by a written instrument duly executed by each of the Parties.

8.In the event that any provision contained in this Acquisition Agreement shall be deemed invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed and shall be inoperative, and the remainder of this Acquisition Agreement shall remain operative and binding.

9.This Acquisition Agreement inures to the benefit of the Parties and their respective successors and assigns.

10.The provisions of this Acquisition Agreement are subject to the provisions of the Settlement Agreement (including the dispute resolution procedures therein) and the Assignment and Assumption Agreement executed by the Parties in connection with the settlement of the Action. Nothing contained in this Acquisition Agreement shall be deemed to limit, waive, or otherwise derogate any provisions of the Settlement Agreement or the Assignment and Assumption Agreement, and no provisions of the Settlement Agreement or the Assignment and Assumption Agreement shall be deemed to have merged into the assignment and transfer made by this Acquisition Agreement.

11.This Acquisition Agreement shall be construed and governed in accordance with the laws of the United States and the State of New York, and any and all disputes relating to or arising out of this Acquisition Agreement shall be resolved exclusively through the dispute resolution process set forth in Section 5 of the Settlement Agreement.

12.This Acquisition Agreement may be executed in two or more counterparts, each of which shall be deemed an original.

13.The Parties understand and agree that the terms and conditions of this Acquisition Agreement, including the Purchase Price, are confidential and shall not be disclosed to any third party at any time, under any circumstances, without the express written consent of the other Party, with the exception that its terms may be disclosed: (a) to its representatives as necessary in connection with the transactions contemplated by this Acquisition Agreement so long as such persons are informed by such Party of the confidential nature of such information and are directed by such Party to treat such information confidentially; (b) to the extent necessary to report income or deductions to appropriate taxing authorities; (c) in response to an order from a court of competent jurisdiction, provided, however, that the other Party has been given an opportunity to challenge the issuance of such order; (d) to enforce HBIBAE’s rights in the Marks; (e) in connection with the defense of any claim by asserted by HBIBAE or any HBIBAE Affiliate against Keds or any Keds Affiliate; (f) to enforce the terms of this Acquisition

Agreement; (g) as may be required by applicable securities laws as determined by the disclosing Party in consultation with its legal counsel; or (h) as otherwise required by law.

14.Any notices provided under this Acquisition Agreement shall be sent by e-mail and a copy by certified mail, return receipt requested, to the appropriate address below, and receipt and/or delivery shall be presumed to have occurred on the date of the sending of the e-mail
If to Keds:
Jennifer J. Miller
---------------------------------
Wolverine Worldwide
9341 Courtland Drive NE
Rockford, MI 49351

and with a copy to:
Zachary C. Kleinsasser
kleinsasserz@gtlaw.com
Greenberg Traurig, LLP
One International Place
Boston, MA 02110

If to HBI:
Tracy Preston, General Counsel
---------------------------------
Hanesbrands Inc.
1000 East Hanes Mill Road
Winston-Salem, NC 27105

and with a copy to:
Jason M. Wenker
jwenker@kilpatricktownsend.com
Kilpatrick Townsend & Stockton, LLP
1001 West Fourth Street
Winston-Salem, NC 27101

[The next page is the signature page.]

IN WITNESS WHEREOF, each of the Parties has caused this Acquisition Agreement to be executed by its duly authorized officer as of the Effective Date.

SR HOLDINGS, LLC
By:	/s/ Jennifer J. Miller
Name:	Jennifer J. Miller
Title:	Vice President and Assistant Secretary

KEDS, LLC
By:	/s/ Michael D. Stornant
Name:	Michael D. Stornant
Title:	President and Treasurer

[Signature Page to Trademark Acquisition Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Acquisition Agreement to be executed by its duly authorized officer on the Effective Date.

HANESBRANDS INC,
By:	/s/ Tracey Preston
Name:	Tracey Preston
Title:	Executive Vice President – Chief Legal Officer

HBI BRANDED APPAREL ENTERPRISES, LLC
By:	/s/ Harris W. Henderson
Name:	Harris W. Henderson
Title:	Vice President

[Signature Page to Trademark Acquisition Agreement]

SCHEDULE A:

SHORT FORM OF TRADEMARK ASSIGNMENT
US Trademark Registration No. 3,724,951

June 30, 2022

WHEREAS SR Holdings, LLC, a limited liability company organized and existing under the laws of Delaware (the “Assignor”), is the owner of all right, title and interest in and to U.S. Trademark Registration No. 3,724,951 for CHAMPION for footwear (the “Mark”) together with the business and goodwill appurtenant thereto; and
WHEREAS, pursuant to that certain Trademark Acquisition Agreement made and entered into as of June 30, 2022 by and between Assignor, Keds, LLC, and HBI Branded Apparel Enterprises, LLC, a limited liability company organized and existing under the laws of Delaware (“Assignee”), Assignee is acquiring substantially all of Assignor’s business and goodwill appurtenant to the Mark, and Assignor has agreed to assign the Mark to Assignee;
NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns, sells and transfers to Assignee all right, title, and interest in and to the Mark, together with the goodwill of the business symbolized by the Mark, and the right to sue and recover damages and profits for all past, present, and future third-party infringements, if any.

IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed by its officer thereunto duly authorized as of the date first written above.

SR HOLDINGS, LLC

By:	/s/ Jennifer J. Miller
Name: Jennifer J. Miller
Title: Vice President and Assistant Secretary
[Signature Page to Short Form of Trademark Assignment (US)]

IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed by its officer thereunto duly authorized as of the date first written above.

HBI BRANDED APPAREL ENTERPRISES,
LLC

By:	/s/ Harris W. Henderson
Name: Harris W. Henderson
Title: Vice President

[Signature Page to Short Form of Trademark Assignment (US)]

NOTARIAL ACKNOWLEDGEMENT
STATE OF __________            )
) ss.:
COUNTY OF ___________            )
On this ___ day of June 2022 before me personally appeared Jennifer J. Miller, to me known, who, being by me duly sworn, did depose and say that she is the Vice President and Assistant Secretary of SR HOLDINGS, LLC, the Assignor described in and which executed the foregoing Short Form of Trademark Assignment - US Trademark Registration No. 3,724,951; and that (s)he signed his/her name thereto pursuant to the authorization of said Assignor.

Notary Public
STAMP AND SEAL

SHORT FORM OF TRADEMARK ASSIGNMENT
CANADIAN REGISTRATION

June 30, 2022

WHEREAS Keds, LLC, a limited liability company organized and existing under the laws of the Commonwealth of Massachusetts (the “Assignor”), is the owner of all right, title and interest in and to Canadian Trademark Registration No. TMA197492 for the mark CHAMPION for “footwear, namely, shoes made of leather, fabric and rubber, and/or combinations of said materials” (the “Mark”) together with the business and goodwill appurtenant thereto; and

WHEREAS, pursuant to that certain Trademark Acquisition Agreement made and entered into as of June 30, 2022 by and between Assignor, SR Holdings, LLC and HBI Branded Apparel Enterprises, LLC, a limited liability company organized and existing under the laws of Delaware (“Assignee”), Assignee is acquiring substantially all of Assignor’s business and goodwill appurtenant to the Mark, and Assignor has agreed to assign the Mark to Assignee;
NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns, sells and transfers to Assignee all right, title, and interest in and to the Mark, together with the goodwill of the business symbolized by the Mark, and the right to sue and recover damages and profits for all past, present, and future third-party infringements, if any.

IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed by its officer thereunto duly authorized as of the date first written above.

KEDS, LLC
By:	/s/ Michael D. Stornant
Name:	Michael D. Stornant
Title:	President and Treasurer

[Signature Page to Short Form of Trademark Assignment (Canada)]

IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed by its officer thereunto duly authorized as of the date first written above.

HBI BRANDED APPAREL ENTERPRISES,
LLC

By:	/s/ Harris W. Henderson
Name: Harris W. Henderson
Title: Vice President
[Signature Page to Short Form of Trademark Assignment (Canada)]

NOTARIAL ACKNOWLEDGEMENT
STATE OF __________            )
) ss.:
COUNTY OF ___________            )
On this ___ day of June 2022 before me personally appeared Michael D. Stornant, to me known, who, being by me duly sworn, did depose and say that he is the President and Treasurer of KEDS, LLC, the Assignor described in and which executed the foregoing Short Form of Trademark Assignment – Canadian Registration; and that (s)he signed his/her name thereto pursuant to the authorization of said Assignor.

Notary Public
STAMP AND SEAL

SHORT FORM OF TRADEMARK ASSIGNMENT
PUERTO RICAN REGISTRATION

June 30, 2022

WHEREAS Keds, LLC, a limited liability company organized and existing under the laws of the Commonwealth of Massachusetts (the “Assignor”), is the owner of all right, title and interest in and to Puerto Rican Trademark Registration No. 905 for the mark CHAMPION for “canvas shoes with rubber soles” (the “Mark”) together with the business and goodwill appurtenant thereto; and

WHEREAS, pursuant to that certain Trademark Acquisition Agreement made and entered into as of June 30, 2022 by and between Assignor, SR Holdings, LLC and HBI Branded Apparel Enterprises, LLC, a limited liability company organized and existing under the laws of Delaware (“Assignee”), Assignee is acquiring substantially all of Assignor’s business and goodwill appurtenant to the Mark, and Assignor has agreed to assign the Mark to Assignee;
NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns, sells and transfers to Assignee all right, title, and interest in and to the Mark, together with the goodwill of the business symbolized by the Mark, and the right to sue and recover damages and profits for all past, present, and future third-party infringements, if any.

IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed by its officer thereunto duly authorized as of the date first written above.

KEDS, LLC
By:	/s/ Michael D. Stornant
Name:	Michael D. Stornant
Title:	President and Treasurer

[Signature Page to Short Form of Trademark Assignment (Puerto Rico)]

IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed by its officer thereunto duly authorized as of the date first written above.

HBI BRANDED APPAREL ENTERPRISES,
LLC

By:	/s/ Harris W. Henderson
Name: Harris W. Henderson
Title: Vice President
[Signature Page to Short Form of Trademark Assignment (Puerto Rico)]

NOTARIAL ACKNOWLEDGEMENT
STATE OF __________            )
) ss.:
COUNTY OF ___________            )
On this ___ day of June 2022 before me personally appeared Michael D. Stornant, to me known, who, being by me duly sworn, did depose and say that he is the President and Treasurer of KEDS, LLC, the Assignor described in and which executed the foregoing Short Form of Trademark Assignment – Puerto Rican Registration; and that (s)he signed his/her name thereto pursuant to the authorization of said Assignor.

Notary Public
STAMP AND SEAL